Omni Bio Pharmaceutical, Inc.

Creating Breakthrough Therapies

Company Overview

Bruce Schneider, CEO

June, 2014

OmniBio

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the "Forward-Looking Statements" and "Risk Factors" sections of these filings.

Omni Facts

- Public company since 2009 (symbol OMBP.OB)
- Initially formed to license & promote patents for new uses of plasma-derived alpha-1 antitrypsin (p-AAT)
- Now developing "Enbrel-like" recombinant Fc fusion proteins (Fc-AATs)
  - *Multiple high value, medically important disease targets*
  - *US patent issued; applications under review ex-US*
- Short-term financing secured; additional $8-10 million needed over next 2-3 years to advance Fc-AAT to Phase 1

OmniBio

Omni Team



CEO
Bruce Schneider, PhD

- Over 35 years drug development experience
- Most recently EVP & Chief of Research Operations at Wyeth/Pfizer



CSO
Charles Dinarello, MD

- World recognized “father” of cytokine biology
- Current affiliations with U. of Colorado & Radboud Univ (NL)



CDO
Bruce Forrest, MD

- Over 25 years experience in immunology & drug development
- President, BD Forrest & Co, Inc.

Plus extensive network of collaborators & consultants

OmniBio

Plasma-derived AAT (p-AAT)



- Protease inhibitor with profound anti- inflammat
  and tissue protective effects
- Extracted & purified from whole human blood
- Currently approved to treat AAT-deficient patients
  - *Emphysema, COPD*
  - *25-year safety record*
  - *Total US market size >$600M*
  - *Once weekly IV infusions*
  - *High cost (~$100K/patient/year)*
  - *Limited supply*
- Multiple new uses discovered over past 10 years
  (with early clinical trials completed or underway in Type 1 Diabetes, Graft vs Host Disease and Acute Myocardial Infarction)

Recombinant Fc-AAT

- Exciting New Opportunity
  - 40-50x more potent than p-AAT in various animal models
  - Improved stability and longer duration of effect
  - Simpler and lower cost manufacturing with no risk of viral contamination
  - Typical safety and efficacy risk mitigated by p-AAT experience
  - *Potential for subcutaneous administration*


Recombinant AAT
Human IgG1-Fc

Omni's Lead Molecule

Gallus BioPharmaceuticals contracted for cell line optimization & drug substance development

OmniBio

Value Creation Opportunities

Clinical Proof of Principle Options for Fc-AAT	Monetization of p-AAT Method of Use Patents
• Guided by emerging p-AAT data in disease areas with: - High unmet need (e.g., GvHD, diabetes, chronic gout) - Easy to measure clinical endpoints - Drug effects able to be seen quickly and inexpensively in early Phase 2 studies	• Milestone/royalty payments via sublicensing to p-AAT manufacturers • Will likely require definitive clinical trial data prior to monetization • Phase 2/3 trials started in Type 1 diabetes (Grifols & Kamada) • Pilot trials underway in GvHD and acute myocardial infarction

OmniBio

Fc-AAT Market Potential

Potential First New Indications	
	Market Size (US/EU)
Graft vs Host Disease	~$500M
Type 1 Diabetes (Early Onset)	>$1B
Gout (Treatment Refractory)	>$1B
Life Cycle Management Options	
	Market Size (US/EU)
Replacement Therapy	>$500M
Rheumatoid Arthritis	>$1B
Inflammatory Bowel Disease (Crohn's Disease, Ulcerative Colitis)	>$1B
Chronic Obstructive Pulmonary Disease	>$1B
Cardiac Remodeling	>$1B

OmniBio

Fc-AAT Development Plan*


2012
2013
2014
2015
2016
2017
2018
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Fc-AAT Early Development Plan (Overview)
Pre-Clinical Animal Pharmacology
Cell Line Optimization/MCB
Early Analytical Assay Dev.
Process Development
Pilot Toxicology/Pharmacology
GMP Drug Product
IND-Enabling GLP Toxicology
Stability Program
IND Submission
FIH Dosing
Data Analysis/CSR
Initiate Next Phase Dosing
Data Analysis/CSR
Establish Proof of Principle

*Specific timing subject to funding availability.

Investment Required to Achieve Critical Fc-AAT Milestones*

$7-8 M
Now

Complete Preclinical Development

- Process/formulation/ analytical development
- Ancillary pharmacology & pilot toxicology studies
- GMP clinical trial material (drug product)
- IND enabling animal toxicology
- IND submission

$2-3 M
2H'2015

Conduct 1st Human Trials

- Phase 1 clinical trials
- Initial safety, pk/pd & biomarker data

$5-6 M
2H'2016

Conduct 1st Patient Trial

- Phase 2a clinical trial in patients to establish "Proof of Principle" for first new indication (e.g., T1D, GvHD, gout)

*Includes corporate operating expenses.

OmniBio

Strategic Options for Fc-AAT Development

Develop Alone Through Phase 2a	Co-Develop with Partner	Out-License To Pharma Co.
• 3-4 year outlook • Potential 5-10x value play • Funding of ~$15M required	• 1-3 year outlook • Realizable following successful milestones from cell line optimization onward • Lowers standalone funding requirement	• Most likely from Phase 1 onward • Enables leveraged exit point for Omni Bio investors

OmniBio

p-AAT Licensing Supported by Emerging Clinical Data

Type 1 Diabetes	Graft vs Host Disease (GvHD)/ Acute Myocardial Infarction

• Three pilot studies completed
  • Immune Tolerance Network
  • Kamada
  • Omni Bio
• Loss of pancreatic beta cell function slowed or halted in certain patients
• Pivotal trials with p-AAT underway in US and Israel/Europe
	• Omni-supported pilot trials recently begun
	• Both are life-threatening medical conditions in search of breakthrough therapies
	• Clinical outcomes quantifiable within weeks or months

OmniBio

Sub-licensable Method of Use Patent Areas*

- Diabetes (Type 1 and Type 2)
- Graft vs. host disease (GvHD)
- Non-organ transplantation rejection
- Post myocardial infarction remodeling
- Certain bacterial and viral infections
- Radioprotection

* Licensed method-of-use patents issued or pending in the US for all indications; patents issued/granted in Canada/Europe for GvHD, and pending globally for radioprotection.

Ongoing Value Drivers

Next 12 Months	Following 12-18 Months
• Ex-US Fc-AAT patent issuances • Additional p-AAT use patent issuances • Patient advocacy group alliances • Publication of Omni p-AAT Type 1 diabetes trial (early release available) • Ongoing clinical trial updates on use of p-AAT in diabetes, GvHD & AMI • Publication of key animal pharmacology studies of Fc-AAT (e.g., in models of inflammation & GvHD) • Successful Fc-AAT cell line optimization and initial manufacturing scale-up	• Ongoing clinical trial updates on use of p-AAT in diabetes, GvHD and AMI • Successful GMP manufacturing campaign for Fc-AAT • Successful completion of pre-clinical toxicology program • Fc-AAT IND filing • Filing for Fc-AAT orphan drug designation (if targeting GvHD) • First clinical trials of Fc-AAT

OmniBio

Corporate Information

• Stock symbol	OMBP.OB
• Closing stock price (6/1/14)	$0.26
• 52-week range	$0.12-0.50
• Shares outstanding	38.4 million
• Fully diluted shares	71.6 million
• Market capitalization (6/1/14)	$10.1 million
• Cash on hand (4/30/14)*	$1.9 million

*inclusive of $2 million credit line from lead investor.

Summary

- Centerpiece recombinant Fc-AAT program has very broad, high value potential
  - *Several medically important targets identified*
  - *Development plan expected to have lower than average risk*
  - *Experienced management/scientific team in place*
- Emerging clinical data expected to support p-AAT patent monetization over next 2-3 years
- Numerous ongoing news points identified
- Short-term financing secured; additional $8-10 million needed over next 2-3 years to advance Fc-AAT to Phase 1

Appendix

Representative Data Slides

OmniBio

Fc-AAT Prolongs Mouse AAT Concentrations Compared to p-AAT


N = 6
AAT (µg/ml)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
pAAT (60mg/kg)
AAT-Fc (2mg/kg)
*
**
***
Pre-bleeding
Injection
0.5 1 2 3 4 5 6 7 8 9 10 day


N = 5
Plasma AAT (µg/ml)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
rAAT-Fc2 (10mg/kg)
pAAT (10mg/kg)
Pre-bleeding
Injection
DAY 5
Day 7
2 4 6 8 10 12 14 day

OmniBio

Fc-AAT Highlights – Inflammation (1)

Fc-AAT produces dose-dependent reductions in joint inflammation in gout arthritis model



p<0.001
Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug



p<0.001
IL-1β (pg/mL)
120
100
80
60
40
20
0
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug

4 hours after chemical-induced inflammation

OmniBio

Fc-AAT Highlights – Inflammation (2)

Fc-AAT highly effective in clearing granular infiltrates that cause inflammation in gout model

IvIg 50ug



AAT-Fc 50ug



4 hours after chemical-induced inflammation

OmniBio

Fc-AAT Highlights – Inflammation (3)

Fc-AAT 50 mcg at least as effective as p-AAT 2 mg
<u>and</u> competitive with high-dose IL1-Ra (anakinra) in gout model



p<0.001
p<0.001
Joint swelling (0-3)
1.5
1.0
0.5
0.0
IvIG 50ug
pd-AAT 2mg
pd-AAT 50ug
AAT-Fc 50ug



p<0.001
p<0.001
Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
BSA 10mg
AAT-Fc 50ug
IL-1Ra 10mg

4 hours after chemical-induced inflammation

Data Highlights – Type 1 Diabetes

p-AAT treatment preserves islet cell function (essential for insulin production)



Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control

Glucose normalized with AAT for up to 1 year in NOD mice



Insulin
Glucagon
Control
p-AAT Treated
A
B
C
D

Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset).

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

Type 1 Diabetes - Pilot Study of p-AAT

8-week dosing in patients suggests stabilization of C-peptide levels


C-peptide Mean 2-hour AUC (pmol/mL)
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400
Study Day
Pediatric
Adult

Mean change from baseline:

- Adult: +0.013 (p=0.852)
- Pediatric: -0.191 (p=0.148)

NIH's Immune Tolerance Network RETAIN study, EASD presentation, Berlin, Oct 2012

OmniBio

Data Highlights – Graft vs Host Disease

p-AAT reduces mortality from GvHD in mouse transplant model



100
80
60
40
20
0
Survival (%)
0 10 20 30 40 50 60 70
Days after BMT
Matched Transplant (n=8)
Mis-matched Transplant (n=9)
Mis-matched Transplant
+ p-AAT (n=9)

Tawara I et al. PNAS 2012;109:564-569

OmniBio

Data Highlights – Cardiac Re-Modeling

p-AAT reduces acute myocardial infarct size in mouse model


Albumin
AAT
Infarct
Infarct

N=6 per group * P<0.05 vs sham ** P<0.05 vs Albumin

Toldo et al. (2011) J Mol Cell Cardiol 51(2): 244-51

OmniBio

Fc-AAT Highlights – Cardiac Re-modeling

Fc-AAT reduces infarct size & improves systolic function in mouse model



Infarct size
(% of vehicle control AMI)
125
100
75
50
25
*
Reduction in LVEF
(% of vehicle control AMI)
125
100
75
50
25
*
Vehicle
(0.2 ml)
AAT-Fc
(2 mg/kg)
IgG1
(2 mg/kg)

OmniBio